UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
February 23, 2009
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices, zip code)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1
EX-10.2
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
On February 23, 2009, Local.com Corporation (the “Registrant”) entered into a separation and general release agreement (“Separation Agreement”) with Douglas S. Norman, its chief financial officer and secretary. Under the terms of the Separation Agreement, the Registrant will pay Mr. Norman $195,000, representing one year’s base salary,unpaid, earned wages and unused vacation pay, in equal installments over a twelve month period. The Registrant will also pay Mr. Norman a bonus of $78,000, representing forty percent of Mr. Norman’s annual base salary, in equal quarterly installments over the next four quarters. In addition, the Registrant will pay 100% of Mr. Norman’s health insurance premiums through February 2010 if Mr. Norman elects to continue his health care insurance coverage under COBRA. Under the terms of the Separation Agreement, the unvested portions of the stock options granted to Mr. Norman on March 9, 2006, December 14, 2006 and December 13, 2007 were accelerated and become fully vested on February 23, 2009. Mr. Norman has the right to exercise any vested stock options through February 22, 2010. The description of the Separation Agreement herein is limited in its entirety by the terms of the Separation Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.
On February 23, 2009, the Registrant entered into an employment agreement (the “Employment Agreement”) with Brenda Agius pursuant to which Ms. Agius will serve as the Registrant’s chief financial officer. The initial term of the Employment Agreement is for one year and will continue thereafter for successive one-year periods unless either party gives written notice not less than thirty days prior to the expiration of any term. Under the terms of the Employment Agreement, the Registrant will pay Ms. Aguis an annual base salary of $260,000. In addition, Ms. Aguis shall be eligible to receive an annual bonus of up to 40% of her annual salary. The Registrant will also pay Ms. Agius a relocation expense of $75,000, one-half which was payable on February 23, 2009 and the remaining one-half is payable on April 1, 2009.
Pursuant to the terms of the Agreement, Ms. Agius was granted options to purchase 260,000 shares of the Registrant’s common stock pursuant to the Registrant’s 2007 Equity Incentive Plan. The options will vest will vest as follows:

	Number of	Vesting
	Shares	Schedule

Grant 1	130,000	(1)
Grant 2	43,333	(2)
Grant 3	43,333	(3)
Grant 4	43,334	(4)

(1)	33.33% vests on the first anniversary of the grant date and quarterly thereafter over the following two years.

(2)	33.33% vests on the second anniversary of the grant date and quarterly thereafter over the following two years.

(3)	33.33% vests on the third anniversary of the grant date and quarterly thereafter over the following two years.

(4)	33.33% vests on the fourth anniversary of the grant date and quarterly thereafter over the following two years.
Such options will become fully vested upon a change of control or termination without cause as defined in the Employment Agreement.
The description of the Employment Agreement herein is limited in its entirety by the terms of the Employment Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On February 23, 2009, Douglas S. Norman resigned as the Registrant’s chief financial officer and secretary. In connection with his resignation, Mr. Norman entered into a Separation Agreement with the Registrant. The description of the Separation Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
On February 23, 2009, Brenda Agius was appointed as the Registrant’s chief financial officer. Ms. Agius was also appointed as the Registrant’s secretary on February 26, 2009.

Ms. Agius, age 45, most recently served from September 2008 to January 2009, as Chief Financial Officer of Neighborhood America, an online social network platform company. From December 2005 to September 2008, Ms Agius was the owner and founder of the Private Asset Management Group, a CFO private advisory company. From May 2005 to November 2005, Ms. Agius served as senior vice president of global operations, from July 2004 to May 2005 Ms. Agius served as Chief Financial Officer, from February 2004 to June 2004 she served as senior vice president of finance and from April 2002 to February 2004 she served as vice president of finance for MIVA, Inc.(MIVA: Nasdaq),an online advertising and media company. Ms. Agius received a Bachelor of Science degree in Accounting from Long Island University and is a Certified Public Accountant. There are no family relationships between Ms. Agius and any director or executive officer of the Registrant. In connection with her appointment, Ms. Agius entered into an Employment Agreement with the Registrant. The description of the Employment Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Separation and General Release Agreement by and among the Registrant and Douglas S. Norman dated February 23, 2009.

Exhibit 10.2	Employment Agreement by and among the Registrant and Brenda Agius dated February 23, 2009.

Exhibit 99.1	Press release of Local.com Corporation dated February 24, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: February 27, 2009	By:	/s/ Heath B. Clarke
Heath B. Clarke
Chief Executive Officer and Chairman

Exhibit Index

Exhibit
Number	Description

10.1	Separation and General Release Agreement by and among the Registrant and Douglas S. Norman dated February 23, 2009.

10.2	Employment Agreement by and among the Registrant and Brenda Agius dated February 23, 2009.

99.1	Press Release of Local.com Corporation dated February 24, 2009.